EXHIBIT 99.1
------------



JONES LANG LASALLE

Real value in a changing world





                            INVESTOR PRESENTATION

                                NOVEMBER 2008






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JONES LANG LASALLE - PAGE - 2:



                 OUR VISION -- GLOBAL AND DIVERSIFIED GROWTH

        ------------------------------------------------------------
             The chosen real estate expert and strategic adviser
           to the leading occupiers and investors around the world
        ------------------------------------------------------------



            -----------------------------------------------------
            JONES LANG LASALLE'S LEADING MARKET POSITION:
            -----------------------------------------------------

            DIVERSITY IN UNCERTAIN ENVIRONMENT

            .     Current Capital Markets slow-down offset by:
                  -     The Staubach Company merger
                  -     Corporate outsourcing
                  -     Increasing market share
                  -     Investment Management business
            -----------------------------------------------------



            -----------------------------------------------------
            BRAND OF CHOICE:
            -----------------------------------------------------

            Energy Star Award 2007        The Sunday Times
            Partner of the Year           100 Best Companies
                                          to Work For / 2007


            2008 Forbes                   Best Employers
            The Platinum List             in Asia 2007

            2008 Ethics Inside            100 Best Corporate
            Certified Ethisphere          Citizens 2007
            -----------------------------------------------------



            -----------------------------------------------------
            G1          Local and Regional Service Operations /
                        Execution
            -----------------------------------------------------
            G2          Global Corporate Solutions / Counter
                        Cyclical
            -----------------------------------------------------
            G3          Global Capital Markets / Global Diversity
            -----------------------------------------------------
            G4          LaSalle Investment Management / Annuity
            -----------------------------------------------------
            G5          World Standard Business Operations /
                        Operating Leverage
            -----------------------------------------------------





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JONES LANG LASALLE - PAGE - 3:



FORWARD LOOKING STATEMENTS

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives, dividend payments and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2007 and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.


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JONES LANG LASALLE - PAGE - 4:



                         GLOBAL DIVERSIFIED REVENUE



[ Graphics indicating ]



      TOTAL 2007 REVENUE = $2.7 billion (1)
      -------------------------------------

      LaSalle Investment Management       14% (1)
      Americas                            29%
      Asia Pacific                        23%
      EMEA                                34%



      OPERATING INCOME MARGIN
      -----------------------
                                           2005      2006      2007
                                          ------    ------    ------

      LaSalle Investment Management (1)    24.9%     32.4%     30.2%
      Americas                             11.6%     10.5%     10.5%
      EMEA                                  5.0%      6.5%      9.9%
      Asia Pacific                          7.3%      5.5%     11.7% (2)



      PRO FORMA 2007 REVENUE (including Staubach) = $3.0 billion (1)
      --------------------------------------------------------------

      LaSalle Investment Management       12% (1)
      Americas                            37%
      Asia Pacific                        20%
      EMEA                                31%




  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.

  (2) Includes a significant advisory fee from one large portfolio sale.





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JONES LANG LASALLE - PAGE - 5:



                       DIVERSIFIED REVENUE BY SERVICE

                            Business Unit Spread



[ Graphics indicating ]



                      Total 2007 Revenue = $2.7 billion
                      ---------------------------------

            Money Management                             14%

            Capital Markets                              22%

            Investor Services                            36%
              Valuations and Consulting (1)              14%
              Property Management                         9%
              Agency Leasing                             13%

            Occupier Services                            28%
              Tenant Representation                       8%
              Project and Development Services           15%
              Facility Management                         5%




         Pro Forma 2007 Revenue (including Staubach) = $3.0 billion
         ----------------------------------------------------------

            Money Management                             12%

            Capital Markets                              21%

            Investor Services                            32%
              Valuations and Consulting (1)              12%
              Property Management                         8%
              Agency Leasing                             12%

            Occupier Services                            35%
              Tenant Representation                      16%
              Project and Development Services           15%
              Facility Management                         4%




  (1) Includes a significant advisory fee from one large portfolio sale.


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JONES LANG LASALLE - PAGE - 6:



           STRATEGIC INVESTMENT AND ACQUISITIONS EXPAND FOOTPRINT

              Strengthen Market Position and Diversify Globally



JONES LANG LASALLE'S INVESTMENT AND ACQUISITION STRATEGY:
------------------------------------------------------------------------

New geographies          Strengthen presence      New service lines
provide immediate        and capture market       enhance product
scale                    share                    offerings

.. Dubai - RSP Group      . U.S. - THE STAUBACH    . RETAIL - KEMPER'S
.. Finland - new              COMPANY                  GROUP
   Helsinki office
.. Turkey - new           . India - Trammell       . PDS - KHK Group
   Istanbul office           Crow Meghraj
                                                  . Sustainability
                         . Netherlands -              Solutions -
                             Troostwijk               Upstream
                             Makelaars

                         . Australia -
                             NSC Corporate

------------------------------------------------------------------------


                    -------------------------------------
                    COMPLETED 13 ACQUISITIONS DURING 2007
                    -------------------------------------


                     ----------------------------------
                     COMPLETED 15 ACQUISITIONS YTD 2008
                     ----------------------------------





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JONES LANG LASALLE - PAGE - 7:



            INTEGRATED SUSTAINABILITY SERVICES AND BEST PRACTICES




      REDUCE CLIENTS' CARBON FOOTPRINT


      SUSTAINABILITY STRATEGY
      .     Commercial buildings are major producers of greenhouse gas
      .     Energy & Environmental Services that create competitive
            advantage


      BENEFITS TO CLIENTS
      .     Recurring, meaningful cost savings
      .     Assist clients in achieving sustainability pledges


      SERVICE LINE COLLABORATION
      .     Energy management, occupancy planning




            JONES LANG LASALLE GLOBAL SUSTAINABILITY COMMITMENT:

..     Lead the transformation of the property industry by reducing the environmental impact of commercial real estate

..     Increase our investment in energy and sustainability expertise

..     Reduce our carbon footprint through our ACT: A Cleaner Tomorrow initiative, which focuses on energy conservation, water conservation, emissions reduction, solid waste reduction, recycling and recycled materials use




   ----------------------------------------------------------------------
      ENERGY STAR AWARD       UK GREEN BUILDING       ALLIANCE TO
      2007                    COUNCIL                 SAVE ENERGY
      Partner of the Year     Founding Member         Creating an Energy
                                                      Efficient World
   ----------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 8:



G1    LOCAL AND REGIONAL SERVICES


              GLOBAL CLOCK REFLECTING REAL ESTATE FUNDAMENTALS


[ Graphics indicating ]



      Rents falling

            Atlanta, Beijing, Chicago, Los Angeles, Madrid, Paris,
            Sao Paulo

            Dublin, Hong Kong

            Brussels, London, New York, Shanghai, Washington DC

            Sydney

            Detroit, Tokyo



      Rents bottoming out

            Dallas, Philadelphia



      Rental growth accelerating

            Berlin, Mexico City

            Seoul



      Rental growth slowing

            Amsterdam, Boston, Denver, San Francisco, Singapore

            Stockholm

            Moscow, Toronto

            Frankfurt, Rome

            Edinburgh, Milan, Mumbai





      -------------
      Asia-Pacific
      EMEA
      Americas
      -------------



Source:     Jones Lang LaSalle; LaSalle Investment Management

As of Q3 2008


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JONES LANG LASALLE - PAGE - 9:



G2    GLOBAL CORPORATE SOLUTIONS


             A GLOBAL LEADER IN REAL ESTATE OUTSOURCING SERVICES


      CONTRIBUTING TO GROWTH AND PROFITABILITY:

      .     Expanding new and existing corporate relationships

            -     32 new contractual relationships through September 2008

            -     34 expanded relationships with existing clients

            -     100% renewal rate with all major clients in 2008


      .     Leveraging our investment in global platform

            -     Counter-cyclical, annuity business

            - Continued strength in U.S. market, 30% year on year revenue growth through September

            -     Emerging growth trend in EMEA-based corporate outsourcing

            - Positioned for continued growth in expanding multinational market



KEY 2007 WINS:

      ACS                     BP          THE BANK OF NEW YORK MELLON
      UNITEDHEALTH GROUP      PFIZER





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JONES LANG LASALLE - PAGE - 10:



STAUBACH
A World of Real Estate Knowledge




                        THE STAUBACH COMPANY OVERVIEW

             Premier US Brand in Tenant Representation Services


..     STAUBACH IS A MARKET-LEADING REAL ESTATE ADVISORY FIRM WITH A
      PRESENCE IN OVER 20 U.S. MARKETS

      -     Established over 30 years ago by Roger Staubach


..     LOYAL EMPLOYEE BASE WITH MORE THAN 1,000 EMPLOYEES

      -     94% professional retention


..     CONSISTENT REVENUE AND PROFIT GROWTH

      -     Four year revenue CAGR of 15% (1)


..     VARIABLE COMPENSATION USING COMMISSION MODEL


..     DIVERSE CLIENT BASE

      - Top ten clients less than 15% of Staubach's 2007 fiscal year revenue


..     MAJORITY OF REVENUE, C. 85%, FROM TENANT REPRESENTATION

      - Tenant Representation demonstrated resiliency in the last market downturn


   (1)  Based on Staubach's historical financial results (unaudited)



             --------------------------------------------------
                            Tenant Representation
                              Service Offerings
             --------------------------------------------------
                  .     Strategic and advisory consulting

                  .     Transaction management

                  .     Lease and contract negotiation

                  .     Research

                  .     Lease administration

                  .     Portfolio strategy

                  .     Business and economic incentives
             --------------------------------------------------




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JONES LANG LASALLE - PAGE - 11:



                 STAUACH ACQUISITION - TRANSACTION OVERVIEW


..     JONES LANG LASALLE and THE STAUBACH COMPANY CLOSED THE TRANSACTION
      TO MERGE OPERATIONS ON JULY 11, 2008


      - Staubach to receive guaranteed payments of $613 million (1), plus additional earn out opportunities of up to $114 million based on performance milestones

            -     $223 million consideration at close

                  - $123 million paid in cash (2), $100 million paid in Jones Lang LaSalle stock

            -     $390 million of deferred payments (present value
                  $317 million)

                  -     1st payment = $78m, 2nd payment = $156m,
                        3rd payment - $156m; payments to be made 25, 37 and 61 months following the transaction close

      - Expense synergies - expect at least $7.5 million of annual run rate

      -     Expect transaction to be EPS accretive in 2009 on a U.S.
            GAAP basis

            - Currently projecting approximately $37 million of intangible assets; $28 million in first 12 months

            - Currently projecting approximately $25 million of integration costs

                  - Approximately $10 million expensed through 2009 on the income statement with remainder capitalized

            - Significant EPS accretion expected as integration costs fully expensed and intangible amortization burns off



      (1) Total Guaranteed Purchase Price is $624 million before the deduction of net closing date liabilities and $11 million to fund transaction costs

      (2) Cash payment at close reduced by the net closing date liabilities





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JONES LANG LASALLE - PAGE - 12:



             LEASING REVENUE GROWTH WITH INCREASED MARKET SHARE

                           Q3 2008 Leasing Revenue


[ Graphics indicating ]


($ in millions)



                                       2006-07             2007-08
                   2006      2007     Increase    2008    Increase
                  ------    ------    --------   ------   --------

Americas          $ 49.0    $ 54.3       11%     $ 97.6      80%


EMEA              $ 32.2    $ 50.0       55%     $ 63.0      26%


Asia Pacific      $ 20.8    $ 28.5       37%     $ 31.6      11%


Consolidated      $102.0    $132.8       30%     $192.2      45%






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JONES LANG LASALLE - PAGE - 13:



             LEASING REVENUE GROWTH WITH INCREASED MARKET SHARE

                     YTD September 2008 Leasing Revenue


[ Graphics indicating ]


($ in millions)



                                       2006-07             2007-08
                   2006      2007     Increase    2008    Increase
                  ------    ------    --------   ------   --------

Americas          $116.3    $146.6       26%     $214.6      46%


EMEA              $ 99.4    $137.6       38%     $172.6      25%


Asia Pacific      $ 53.3    $ 74.9       41%     $ 94.1      26%


Consolidated      $269.0    $359.1       33%     $481.2      34%






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JONES LANG LASALLE - PAGE - 14



G3    GLOBAL CAPITAL MARKETS



                  REDUCED ACTIVITY IN 2008 OFF RECORD 2007
                   WITH CONTINUED CHALLENGING ENVIRONMENT




                        Direct Commercial
                        Property Trans-
                        actions (1)             Cross Border
                        --------------------    --------------------

            2007        $759 billion (+8%)      $357 billion (+19%)
            ----------  --------------------    --------------------

            2006        $700 billion (+41%)     $299 billion (+80%)
            ----------  --------------------    --------------------

            2005        $495 billion (+26%)     $166 billion (+41%)
            ----------  --------------------    --------------------

            2004        $393 billion (+11%)     $118 billion (+32%)
            ----------  --------------------    --------------------

            2003        $354 billion            $ 90 billion
            ----------  --------------------    --------------------




2008 MARKET TRANSACTION ACTIVITY REFLECTS DEBT MARKET IMPACT

----------------------   ----------------------   ----------------------

AMERICAS                 EUROPE                   ASIA PACIFIC

.. H1 2008 activity       . H1 2008 activity       . H1 2008 activity
  down 56% vs H1 2007      down 38% vs H1 2007      flat vs H1 2007

.. Cross border repre-    . Cross border repre-    . Cross border repre-
  sented 30% of volume     sented 60% of volume     sented 34% of volume

----------------------   ----------------------   ----------------------



 (1)  Excludes entity level and residential transactions.

Source: JLL; Property Data (UK); KTI (Finland); Akershus Eiendom (Norway); Athens Economics (Greece); Wuest and Partners (Switzerland); Real Capital Analytics (USA)


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JONES LANG LASALLE - PAGE - 15:



          LOWER CAPITAL MARKETS REVENUE REFLECTS CHALLENGING MARKET

            YTD September 2008 Capital Markets and Hotels Revenue


[ Graphics indicating ]


($ in millions)

                                       2006-07              2007-08
                                      Increase             Increase
                   2006      2007    (Decrease)    2008   (Decrease)
                  ------    ------   ----------   ------  ----------

Americas          $ 55.2    $ 73.7       34%      $ 42.8     (42%)


EMEA              $166.3    $232.9       40%      $137.8     (41%)


Asia Pacific      $ 32.1    $ 64.2 (1)  100%      $ 36.7     (43%)


Consolidated      $253.6    $370.9 (1)   46%      $217.3     (41%)



  (1)  Excludes Asia Pacific Hotels advisory fee






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JONES LANG LASALLE - PAGE - 16:



G4    LASALLE INVESTMENT MANAGEMENT


                DELIVERING ANNUITY REVENUE AND INCENTIVE FEES




[ Graphic / Line Chart indicating ]



($ Millions)

                                 Advisory
                                   and
       Incentive   Equity      Transaction    Operating
         Fees     Earnings         Fees         Income          AUM
       ---------  --------     -----------    ----------   -------------

2005       43.4      11.8           $147.5        $50.2    $29.8 Billion

2006      170.6*      7.1           $206.7       $124.4    $40.6 Billion
                              (40% growth)

2007       88.2       9.7           $272.9       $112.0    $49.7 Billion
                              (32% growth)

Q3 YTD
2008       32.6      (1.4)          $230.1        $62.2    $52.7 Billion



   *  Includes $112.5 million incentive fee from a single client.



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JONES LANG LASALLE - PAGE - 17:



G4    LASALLE INVESTMENT MANAGEMENT


              A GLOBAL BUSINESS AND DIFFERENTIATOR FOR OUR FIRM



                                                          Assets
                                  Typical                 Under
                   Q2 2008          Fee                   Manage-
Description      Statistics      Structure      Product    ment       %
-----------    ---------------   ---------      -------   -------  ------

SEPARATE                                        European
ACCOUNT                                         Private
MANAGEMENT     . $24.9 billion   . Advisory     Equity      $18.6   35.3%
(Firm's co-      of assets         fees
investment =     under manage-   . Transaction  North
$36.5MM)         ment              fees         American
                 (5% DECLINE     . Incentive    Private
                 OVER 2007)        fees         Equity      $15.5   29.4%
                                 . Equity
                                   earnings     Asia
                                                Pacific
                                                Private
----------------------------------------------  Equity      $ 9.7   18.4%
                                                --------------------------
FUND                                            TOTAL
MANAGE-        . $18.9 billion   . Advisory     PRIVATE
MENT             of assets         fees         EQUITY      $43.8   83.1%
(Firm's          under manage-   . Incentive    --------------------------
co-invest-       ment              fees
ment =           (77% GROWTH     . Equity       TOTAL
$135.4MM)        OVER 2007)        earnings     PUBLIC
                                                SECURITIES  $ 8.9   16.9%

                                                --------------------------
----------------------------------------------
                                                TOTAL       $52.7    100%
PUBLIC
SECURITIES     . $8.9 billion    . Advisory     --------------------------
(Firm's co-      of assets         fees
investment =     under manage-
$0.1 MM)         ment
                 (10% DECLINE
                 OVER 2007)

----------------------------------------------





                   Assets Under Management = $52.7 billion

             --------------------------------------------------

                           12% GROWTH OVER Q2 2007

             --------------------------------------------------








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JONES LANG LASALLE - PAGE - 18:



G4    LASALLE INVESTMENT MANAGEMENT


    FUNDS DRIVING AUM GROWTH, ADVISORY FEES AND POTENTIAL INCENTIVE FEES



---------------------------------------------------------------------------
                                                   Original
                          Number                    Buying
Vintage    Investment       of                       Power     Percentage
Year          Style        Funds       Region        ($MM)       Funded
---------------------------------------------------------------------------

2001        Value-Add        1         Europe       $ 1,000       100%
---------------------------------------------------------------------------

2002        Value-Add        2        Americas      $ 1,700       100%
          Opportunistic             Asia Pacific

---------------------------------------------------------------------------

2003        Value-Add        1        Americas      $   300       100%

---------------------------------------------------------------------------

2004        Value-Add        2      Asia Pacific    $ 1,750       100%
          Opportunistic                Europe

---------------------------------------------------------------------------

2005      Value-Add (3)      5      Americas (2)    $ 5,800        90%
        Opportunistic (2)           Asia Pacific
                                     Europe (2)

---------------------------------------------------------------------------

2006        Value-Add        3        Americas      $ 4,400        30%
                                     Europe (2)

---------------------------------------------------------------------------

2007      Value-Add (2)      4      Americas (2)    $17,900        10%
        Opportunistic (2)         Asia Pacific (2)
---------------------------------------------------------------------------

Total                       18                      $32,850
---------------------------------------------------------------------------




Note: Vintage Year represents the year in which the fund made its first capital call from investors. Original Buying Power represents the capital commitment plus target leverage at inception of fund.





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JONES LANG LASALLE - PAGE - 19:



                   THE LEADING REAL ESTATE SERVICES BRAND


..     DOMINANT GLOBAL PLATFORM

      -     Approximately 180 offices in over 60 countries worldwide

      -     Research-driven global money management business

      -     Client demands for global expertise satisfied by few providers


..     SOLID FINANCIAL PERFORMANCE & POSITION

      -     Diversified revenues by region and by service line

      -     Strong cash flow generator with investment-grade ratings

      - Strong global market positions benefiting from strategic investments and acquisitions


..     PERFORM FOR SHORT AND LONG TERM HORIZON

      - Premier and expanding position in the corporate outsourcing space

      -     Expand share in local markets

      -     Leading global investment management business






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JONES LANG LASALLE - PAGE - 20:



JONES LANG LASALLE

Real value in a changing world





                                 APPENDIX I


                   Superior Cash Flow & Capital Structure






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JONES LANG LASALLE - PAGE - 21:



                             SUPERIOR CASH FLOW


     ----------------------------------------------------------------
                                                    Actual

     $MM                                    2007     2006     2005
     ----------------------------------------------------------------

     OPERATING INCOME                       $342     $244     $132

     Plus:  Depreciation and Amortization     56       49       34

     Plus:  Equity Earnings and Other         15        9       11

     EBITDA                                 $413     $302     $177

     Less:  Interest Expense                 (13)     (14)      (4)

     Less:  Income Taxes                     (88)     (64)     (36)

     Plus:  Working capital &
       non-cash expenses                      97      154      (16)

     NET CASH FROM OPERATIONS               $409     $378     $121


     PRIMARY USES OF CASH
     --------------------

     Acquisition                             134      192        5

     Co-Investment                            17       44       16

     E-commerce Disposition                   (6)      --       --

     Capital Expenses                        114       70       40

     Net Debt Repayment                       31       18       13

     Net Share Repurchase (1)                 90       33       38

     Dividend                                 29       21        9

     TOTAL                                  $409     $378     $121

   (1) Net Share Repurchase in 2007 includes $96 million of repurchases under our program plus repurchases for taxes less cash inflows from shares issued under share programs and related tax benefits.


                         --------------------------
                            EXPLANATION OF EBITDA
                         --------------------------

      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Management believes that EBITDA is useful to investors as a measure of operating performance

      . EBITDA should not be considered an alternative to (i) net income (loss) (determined in accordance with GAAP) or
            (ii) cash flows (determined in accordance with GAAP)



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JONES LANG LASALLE - PAGE - 22:



                     ACQUISITION IMPACT ON BALANCE SHEET

        Two Significant 2008 Acquisitions - Kemper's Group & Staubach



   ----------------------------------------------------------------------
                       ACQUISITION FINANCING STRUCTURE
                       -------------------------------

                                   Kemper's     Staubach
                                    May 2,      July 11,
                                     2008         2008       Total
                                   --------     --------     -----

      Bank Debt                      $129         $123        $252
      PV of Deferred Payments         --           317         317
      Equity                          --           100         100
                                     ----         ----        ----
      Total                          $129         $540        $669
                                     ====         ====        ====



      DEBT RATINGS AFFIRMED:

      Moody's Investors Service:    Baa2 (Outlook: Stable)
      Standard & Poor's:            BBB- (Outlook: Positive)
   ----------------------------------------------------------------------




   ----------------------------------------------------------------------
                          BALANCE SHEET HIGHLIGHTS
                          ------------------------

                                              Sept 30,    Sept 30,
                                                2008        2007
                                              --------    --------

      Bank Debt                                $  543      $   84
      PV of Deferred Payments                     414          47
                                               ------      ------
      Total                                    $  957      $  131
                                               ======      ======

      Book Equity                              $1,095      $  908
                                               ======      ======


      CREDIT FACILITY:

      Total Bank Capacity:          $875 million

      Maturity:                     June 2012
   ----------------------------------------------------------------------